                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 29, 1998



                        CB RICHARD ELLIS SERVICES, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                      001-12231                     52-1616016
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(STATE OR OTHER                (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                NUMBER)                      IDENTIFICATION NO.)
INCORPORATION)




        533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA              90071
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                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

     Effective January 1, 1997, CB Richard Ellis Services, Inc. (the "Company") adopted Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share," which replaced the calculation of primary earnings per share and fully diluted earnings per share with basic earnings per share and diluted earnings per share. In accordance with Item 601(c)(2) of Regulation S-K, the Company is filing restated financial data schedules as exhibits to this Current Report on Form 8-K to reflect compliance with SFAS 128, with the exception of the financial data schedule for the year ended December 31, 1997. The financial data schedule for the year ended December 31, 1997 reflected compliance with SFAS 128 when it wars originally filed, but is filed herewith to correct immaterial errors in the original filing.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) The following are furnished as exhibits to this report:

          27.1 Restated Financial Data Schedule for the quarter ended March 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996.

          27.2 Restated Financial Data Schedule for the quarter ended June 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996.

          27.3 Restated Financial Data Schedule for the quarter ended September 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996.

          27.4 Restated Financial Data Schedule for the year ended December 31, 1996, submitted as restated Exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1996.

          27.5 Restated Financial Data Schedule for the quarter ended March 31, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997.

          27.6 Restated Financial Data Schedule for the quarter ended June 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

          27.7 Restated Financial Data Schedule for the quarter ended September 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

          27.8 Restated Financial Data Schedule for the year ended December 31, 1997, submitted as restated Exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1997.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On April 17, 1998 the Company completed its acquisition of the outstanding share capital of REI Limited, the holding company for all Richard Ellis operations outside of the United Kingdom. As previously announced, the purchase price for the acquisition was approximately $103 million, of which approximately $50.3 million was payable in shares of Company common stock. A total of 1,326,861 shares of Company common stock were offered and sold to the former shareholders of REI Limited pursuant to the terms of the acquisition, of which 1,300,766 were not registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon Regulation S. The Company subsequently registered under the Securities Act all of the shares issued pursuant to the acquisition. The former REI Limited shareholders to whom the 1,300,766 shares were issued are non-U.S. residents and are listed in the prospectus dated April 17, 1998 filed with the Securities and Exchange Commission.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CB RICHARD ELLIS SERVICES, INC.



Date: June 29, 1998             By:      /s/ Debra L. Morris
                                   ---------------------------------------------
                                      Debra L. Morris
                                      Global Chief Accounting Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBIT
------                   ----------------------


27.1 Restated Financial Data Schedule for the quarter ended March 31, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1996. (SEC EDGAR format only)

27.2 Restated Financial Data Schedule for the quarter ended June 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1996. (SEC EDGAR format only)

27.3 Restated Financial Data Schedule for the quarter ended September 30, 1996, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996. (SEC EDGAR format only)

27.4 Restated Financial Data Schedule for the year ended December 31, 1996, submitted as restated Exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1996. (SEC EDGAR format only)

27.5 Restated Financial Data Schedule for the quarter ended March 31, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997. (SEC EDGAR format only)

27.6 Restated Financial Data Schedule for the quarter ended June 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997. (SEC EDGAR format only)

27.7 Restated Financial Data Schedule for the quarter ended September 30, 1997, submitted as restated Exhibit 27 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997. (SEC EDGAR format only)

27.8 Restated Financial Data Schedule for the year ended December 31, 1997, submitted as restated Exhibit 27 to the Annual Report on Form 10-K for the year ended December 31, 1997. (SEC EDGAR format only)